UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2015

ARC LOGISTICS PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36168	36-4767846
(Commission File Number)	(IRS Employer Identification No.)

725 Fifth Avenue, 19th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 993-1290

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On May 20, 2015 through May 22, 2015, management of Arc Logistics Partners LP (the “Partnership”) will participate in the 2015 NAPTP MLP Conference in Orlando, Florida and will conduct investor meetings throughout the conference. On May 20, 2015, the Partnership posted the investor presentation associated with this event on the Investors page of its website, www.arcxlp.com. A copy of this presentation is furnished and attached as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.

The information provided in this Item 7.01 (including the presentation furnished as Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be incorporated by reference in any filing made by the Partnership pursuant to the Securities Act of 1933, except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Investor Presentation dated May 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARC LOGISTICS PARTNERS LP

	By:	ARC LOGISTICS GP LLC, its General Partner

Date: May 20, 2015	By:	/s/ Vincent T. Cubbage
		Name:	Vincent T. Cubbage
		Title:	Chief Executive Officer

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